--------------------------------------------------------------------------------
DEAR SHAREHOLDERS:

We are pleased to provide this report for INA Investment Securities, Inc. (the "Company"), covering the quarter ended March 31, 1998.

MARKET ACTIVITY

Mixed economic data and uncertainty over the impact of the financil troubles in Pacific Rim coutnries kept bond yields in a trading range. Yeilds on the benchmark 30-year Treasury fell to under 5.70% -- the lowest level in five years --as events in Asia seemed to forestall any preemptive tightening of credit conditions by the Federal Reserve. Subsequent concerns over continued rapid growth in the U.S. economy moved 30-year bond rates back to year-end 1997 levels by quarter-end.

On balance, the economic picture remained bright for continued growth. Extraordinary strength in consumer spending and the housing sector, and continued strong growth in capital spending, provided firm leadership in the quarter. Meanwhile, consumer inflation remained under control, with most indicators of inflation rising at less than a 2% annual rate. The unemployment rate hovered around a 25-year low. In the public sector, the Federal Budget deficit is approaching zero, and has already declined to its lowest level in nearly 30 years. In short, for the seventh year of our economic expansion, the U.S. economy remains remarkably healthy and in excellent balance.

The bond market managed a 1.52% gain for the quarter, as measured to the Lehman Brothers Government/Corporate Bond Index. High yield bonds were the star performers, with the median high yield mutual fund in the Morningstar Unvierse returning 4%.

INVESTMENTS

The portfolio remains fully invested. On March 31, corporate and foreign bonds were approximately 79.3% of portfolio holdings, U.S. government/agency securities 17.7%, and cash and other assets 3.0%. Per share net asset value was $19.15, down from $19.16 at December 31, 1997. A dividend of $0.31 per share was declared during the first quarter.

PERFORMANCE

Based on the net asset value of its underlying assets, the Company returned 1.58% for the first quarter, after deducting expenses and allowing for the reinvestment of dividends. This positive result was aided by a strong allocation to the high yield sector. Based on the stock price of the shares listed on the New York Stock Exchange and assuming reinvestment of dividends, the Company returned 2.48% for the first quarter.

                                                          (CONTINUED ON PANEL 4)

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--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.
FINANCIAL SUMMARY
For the Three Months Ended March 31 (Unaudited)
(In Thousands)
--------------------------------------------------------------------------------

                                                         1998             1997
                                                         ----             ----
Net investment income                                  $1,447           $1,507
Net realized and unrealized gain(loss)                      4          (2,188)
Per share:
   Net investment income                                $0.30            $0.31
   Dividends from net investment income                 $0.31            $0.31
   Net asset value at end of period                    $19.15           $18.30

--------------------------------------------------------------------------------
NET INVESTMENT INCOME PER SHARE
For the Three Months Ended March 31 (Unaudited)
--------------------------------------------------------------------------------
  1998               1997               1996               1995             1994
  ----               ----               ----               ----             ----
 $0.30              $0.31               $0.33             $0.33            $0.33


--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
                                                                  --------------

ASSETS:
Investments at market value
   (Cost - $88,089,620)                                                 $91,229
Interest receivable                                                       1,488
Investment for Directors' deferred compensation plan                        144
    (Cost - $103,073)
Other                                                                        12
                                                                     -----------
   Total assets                                                          92,873
                                                                     -----------
LIABILITIES:
Payable for investments purchased                                           800
Deferred Directors' fees payable                                            144
Accrued advisory fees payable                                                44
Other accrued expenses (including $11,762 due to affiliate)                  95
                                                                     -----------
   Total liabilities                                                      1,083
                                                                     -----------
NET ASSETS                                                              $91,790
                                                                     ===========

NET ASSET VALUE PER SHARE
Applicable to 4,792,215 shares of $.10 par value
   capital stock outstanding (12,000,000 shares authorized)              $19.15
                                                                     ===========

--------------------------------------------------------------------------------
INA INVESTMENT SECURITIES, INC.
STATEMENT OF OPERATIONS AND CHANGE IN NET ASSETS
For the Three Months Ended March 31, 1998
(Unaudited)
--------------------------------------------------------------------------------
                                                                  (IN THOUSANDS)
                                                                  --------------

INVESTMENT INCOME:
   Interest                                                              $1,657
EXPENSES:
   Investment advisory fees                                 $119
   Custodian fees                                             22
   Shareholder reports                                        14
   Administrative services                                    13
   Auditing and legal fees                                    13
   Transfer agent fees                                        10
   State taxes                                                 7
   Directors' fees                                             7
   Other                                                       6            211
                                                    -------------  -------------
NET INVESTMENT INCOME                                                     1,446
NET REALIZED GAIN ON INVESTMENTS                                            258
UNREALIZED DEPRECIATION OF INVESTMENTS                                     (254)
                                                                   -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                1,450
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
   INVESTMENT INCOME                                                     (1,485)
                                                                   -------------
NET DECREASE IN NET ASSETS                                                  (35)
NET ASSETS:
   Beginning of period                                                   91,825
                                                                   -------------
   End of period (includes overdistributed net investment
         Income of $73,837)                                             $91,790
                                                                   =============

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OUTLOOK

As we look ahead to the remainder of 1998, the principal driving force in the market is expected to be the Asian economic and financial crisis and its implications for the U.S. We expect domestic economic growth to moderate as Asian impacts continue to ripple through he economy. Inflation should also remain depressed, leaving room for interest rates to decline modestly from current levels. In this environment, we will continue to over-weight corporate and high yield sectors, as well as make selected investments in mortgage-backed and asset-backed securities as attractive opportunities present themselves.


Sincerely,


/s/ R. Bruce Albro

R. Bruce Albro
CHAIRMAN OF THE BOARD AND PRESIDENT
INA INVESTMENT SECURITIES, INC.

[CIGNA TREE LOGO APPEARS HERE]

INA Investment Securities, Inc.
P.O. Box 13856                                    [CIGNA TREE LOGO APPEARS HERE]
Philadelphia, PA 19101


                                                 INA INVESTMENT SECURITIES, INC.

--------------------
     BULK RATE
    U.S. POSTAGE
       PAID
 SO. HACKENSACK, NJ                                    FIRST QUARTER REPORT
    PERMIT 750
--------------------

                                                         MARCH 31, 1998